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                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED


                                                                   Exhibit 10.26


                                                 Fabric & Home Care PS Purchases
                                                        5299 Spring Grove Avenue
                                                          Cincinnati, Ohio 45217


                                SUPPLY AGREEMENT

1.     BUYER:
       The Procter & Gamble Manufacturing Company, 1 Procter & Gamble Plaza, Cincinnati, Ohio 45202-3114, USA, on behalf of itself,

       The Procter & Gamble Company, 1 Procter & Gamble Plaza, Cincinnati, Ohio 45202-3114, USA, on behalf of itself,

       Procter & Gamble International Operations SA, a corporation organized and domiciled under the laws of Switzerland, with offices at Geneva Business Center, 47 Route de Saint Georges, 1213 Petit Lancy 1, Geneva Switzerland, on behalf of itself and the following affiliated companies:
       [...***...]

       P&G Northeast Asia PTE, Ltd. - Japan Branch, 17, Koyo-cho Naka 1-chome, Higashinada-ku, Kobe 658-0032 Japan on behalf of itself.

       Hereinafter, each entity identified above and referred to hereinafter as Buyer shall be severally liable to Seller only with respect to that portion of Material (as defined below) and purchased by such entity as evidenced by Releases under this Agreement. The rights and obligations between the parties hereto extend between Seller and each respective entity. However, any particular entity within the definition of Buyer shall only be bound hereunder with respect to that portion of the Material (as defined below) purchased by such entity.

2. SELLER: Genencor International, Inc., 200 Meridian Centre Boulevard, Rochester, New York 14618, USA and its affiliates, herein referred to as Seller. As used herein, the term `affiliates' means any corporation controlled by or under common control with Genencor International, Inc., through greater than seventy five percent (75%) stock ownership, direct or indirect.

3. MATERIAL: Material shall mean Genencor products which are included and described in the appropriate Attachment whether delivered as single granules, liquid or any other form mutually agreed upon in an executed amendment.

       Attachment 4, "Characterization of Detergent Enzyme Materials", sets out samples and information to be provided by the Seller to the Buyer, which define characterization of Materials for Safety review. Moreover, Seller agrees to supply to Buyer, [...***...] and the antisera necessary to perform the ELISA assay for these enzymes.


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                                               *CONFIDENTIAL TREATMENT REQUESTED

4. QUALITY: Equal to Seller reference sample most recently submitted by Seller and found acceptable to Buyer. Suitable for Buyer's use, as determined by Buyer, and in strict accordance with Buyer's applicable specifications, and such revisions as may be made during the period of this Agreement. The product to be produced shall be of merchantable quality. [...***...] Seller agrees to make every reasonable effort to comply with Buyer's revised specifications. Each revision or change is considered accepted by Seller if an exception to it is not received within 45 days after Seller receives it. If no exceptions are received, Seller is responsible for adherence to the new standards or specifications. If Seller is unable to provide materials in accordance with the new specifications established by Buyer at the time needed by Buyer, and at a price acceptable to both parties, Buyer shall have the option of terminating its obligations under this Agreement for the Material(s) involved without penalty.

5.     QUANTITY:

       a. For all Buyer's products introduced commercially by Buyer after January 1, 2001, which includes existing Seller's Materials used in new applications, the annual volume commitment of Buyer, and related terms, shall be mutually agreed in an executed amendment.

       b. For each Material (as defined in the appropriate Attachment), Buyer shall provide a written annual forecast for the current calendar year and the following calendar year. Such forecasts shall be estimates only and shall not constitute firm quantity commitments. Buyer is to update this forecast as appropriate during the contract year. Moreover, written notice will be submitted regularly for each Buyer location, with release dates provided once per month.

       c.     [...***...]


6.     PRICE:

       a. The price, including currency provisions, for Seller's Material under this Agreement shall be set by the Seller as listed in the appropriate Attachment.

       b. Seller warrants that the prices set forth in this Agreement are valid under the provisions of the Robinson-Patman (Price Discrimination) Act, Canadian Competition Act and all other pertinent laws, orders and regulations in applicable geographies.

7.     PAYMENT TERMS :

       As described in the appropriate Attachment.


8.     SHIPMENTS:

       a. [...***...] This Agreement will apply to any purchases so made. Buyer will not accept charges for packaging unless by prior agreement in writing. Any warehousing or customs charges incurred as a result of lack of or late receipt of correct documents, caused by Seller, will be charged to Seller. Similarly charges caused by Buyer shall be for account of Buyer.


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                                               *CONFIDENTIAL TREATMENT REQUESTED

b. CONSIGNMENT: Buyer and Seller are continuing to implement, by mutual agreement in certain locations, provisions for Consignment activities related to Material listing in this Agreement. Such terms, after written mutual agreement, shall be either included as an attachment to this Agreement or executed as one or more separate agreements

9. MEET OR RELEASE: [...***...] If Seller fails to do so or cannot legally do so, and if the facts and circumstances indicate that such better price is not the result of changes in applicable currency exchange rates, Buyer may purchase from the supplier of the lower total cost materials, and any purchases so made shall be held to apply to this Agreement, and the obligation of Buyer and Seller shall be reduced accordingly.

10. FAVORED NATIONS: If, during the life of this Agreement, Seller provides materials substantially the same as those listed herein at prices, [...***...] lower than the prices then effective under this Agreement, said lower price(s) shall apply to all Seller's Materials thereafter provided under this Agreement during the period of sale at such lower price(s) to others, provided Seller can legally extend such lower price(s) to Buyer.

11.      FAILURE TO SUPPLY:

       a. The parties have entered into negotiations with the mutual goal of obtaining one or more contingency or substitute products qualified and approved by Buyer for each Material in the Attachments. If, during the term of this Agreement, Seller fails to supply any qualified Material defined in Paragraph 3 "Material" and the corresponding Attachment, without replacing this Material with another qualified Material supplied by Seller which is acceptable, at the sole discretion of Buyer, for use in Buyer products, Seller will arrange for supply to be reestablished over the shortest period of time possible, whether this is at a Seller facility or through an arrangement with an alternative supplier (such other supplier to be approved by Buyer). In the event that Seller cannot supply, Buyer shall have the right to arrange for an alternative supplier via a supplier reasonably acceptable to Seller, provided, however, that Seller's proprietary information shall be safeguarded by an appropriate confidential non-disclosure agreement and non-use other than for the purpose of its supply agreement with Buyer; provided further that Seller shall provide a non-exclusive, royalty-free license to such alternative supplier procured by Buyer covering the technology and know-how required to produce the Material, including but not limited to samples of the Materials and/or the microorganisms used to produce the Material, as well as Seller paying any expenses for any upcharges associated with Buyer obtaining the alternate supplied Material. There is a limit to the annual expenses covered by Seller of fifteen percent (15%) per previous twelve (12) months of actual purchases in Buyer's Business Category of the affected Material(s) within the specific region(s). For an example of this limitation, see Attachment 5, "Failure to Supply Example".

       b. Under the circumstances described above, [...***...] Seller shall not collaborate with third parties or sell this Material for use within the Application Area (as described in the appropriate Attachment) for the term of this Agreement and thereafter Buyer shall grant to Seller a non-exclusive, royalty-free license (without the right to sublicense non-Affiliates) under all applicable Patent Rights owned or exclusively controlled by Buyer necessary to allow Seller to collaborate with third parties and sell such Material for use within the Field of Agreement. However, in the event that this Material is replaced by another Material supplied by Seller, then exclusivity of purchase by Buyer shall be maintained for both Materials pursuant to the terms of this Agreement herein.


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                                               *CONFIDENTIAL TREATMENT REQUESTED

12. ENVIRONMENTAL COMPLIANCE: Seller warrants that all substances provided hereunder comply in all respects with the applicable requirements of the Canadian Environmental Protection Act, the U.S. Toxic Substances Control Act, Regulations under said Acts and all other related legislation. Seller warrants that all substances it provides to Buyer will accurately correspond to Buyer's specification(s) and that it will notify Buyer in advance of any proposed change in the substance(s) specified and supplied hereunder which could alter or add to any of the Chemical Abstract Service (CAS) number(s) for those substances which are listed in the Raw Material Specification(s) cited herein. Any such changes must be mutually agreed upon by the Buyer and Seller prior to shipment to Buyer. Seller agrees to indemnify and hold harmless Buyer and its affiliates from all damages and liability resulting from any breach of the warranties included in this Paragraph.

13. FORCE MAJEURE: Fire, flood, strikes, lock-out, epidemic, explosion, accident, shortage of customarily used transportation equipment (or suitable substitute), or other causes beyond the reasonable control of the parties, which prevent Seller from delivering or Buyer from receiving and/or using the commodity(s) covered by this Agreement, shall operate to reduce or suspend deliveries during the period required to remove such cause. In the event of reduced deliveries by Seller under the provisions of this paragraph, Seller shall allocate its available supply of commodity(s), component raw materials, and suitable manufacturing facilities among purchasers and Seller's divisions, departments, and affiliates on such basis that Buyer's percentage reduction will not be greater than the overall percentage reduction in total quantity of commodity(s), component raw materials and suitable manufacturing facilities Seller has available for supply. Any deliveries suspended under this paragraph shall be canceled without liability, and the Agreement quantity shall be reduced by the quantities so omitted. In the event non-availability of raw materials causes Seller to reduce shipments to Buyer, Seller agrees to give Buyer the option to provide such raw materials to Seller at a price not to exceed market cost. If Buyer provides raw materials to Seller at such price, Seller will increase deliveries of commodity to Buyer by the amount produced with the raw materials supplied by Buyer, up to the quantity specified in the Agreement.

14. CUSTOMS LAW COMPLIANCE: Seller warrants compliance with applicable customs laws and related governmental laws and regulations promulgated thereunder. Seller agrees to indemnify and save Buyer harmless for any liability, cost or expense incurred as a result of Seller's failure to comply. For all orders of non-US origin goods, the Buyer will inform Seller(s) of the specific destination(s) of the shipment(s) and the import regulations and other legal requirements of the country of destination which will apply. In the event that the customs authorities of the destination country refuse entry of the goods, except for Buyer's failure to provide complete and accurate information as described above, or where Material is not F.O.B. Delivered Buyer's plant, Buyer's failure to obtain the appropriate import license or pay duty, Buyer will not be responsible to pay for the same and, if payment has already been made, Seller will reimburse Buyer in full. Except for customs problems caused by Buyer's failure, Seller shall be responsible for the repatriation of the goods at Seller's own cost.

15. AGREEMENT PRECEDENCE: [...***...] In the event of any conflict between this Agreement and any amendments or supplements thereof, the amendments or supplements shall take precedence.

16. PRODUCTION PROCESS CHANGES: Seller shall notify Buyer prior to making any significant changes to Materials provided by Seller, to the production process, or production equipment and/or location(s) involved in the fulfillment of this Agreement and shall obtain Buyer's agreement that such changes do not render the products supplied hereunder unsuitable for Buyer's use prior to instituting such changes. Each revision or change is considered accepted by Buyer if a notice is not received within 30 days after Seller mails it, requesting that Buyer and Seller meet as soon as possible to determine the most


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                                               *CONFIDENTIAL TREATMENT REQUESTED

       effective way for Buyer to provide an efficient cost effective Material for use in view of the proposed significant changes described above. If no exceptions are received, Buyer agrees to the proposed Seller changes.

       [...***...]

17. REFORMULATION: Should Buyer by reason of product reformulation, process change or similar reason, deem it necessary to reduce or discontinue purchases of Materials or services covered by this Agreement, Buyer shall have the right to reduce or discontinue Seller's shipments hereunder, provided that Buyer notifies Seller as soon as it has reasonable expectation of such change and further provided any such reduction or discontinuance is in the same proportion as applied by Buyer to other suppliers, if any, supplying materials or services to Buyer, and provided further, that Buyer has given Seller not less than ninety (90) days' notice of such reduction or discontinuance. If Buyer needs to reformulate in less than ninety (90) days, Seller will make a good faith effort to accommodate Buyer's requirements.

18. SUBCONTRACTING: Seller shall directly provide all materials and services related to production of Materials covered by this Agreement. Seller shall obtain written authorization from Buyer prior to assigning or subcontracting any work or services involved in the manufacture or handling of Materials covered by this Agreement, its extensions, or any of Buyer's purchase orders referencing this Agreement.

19. CONFIDENTIALITY: All proprietary technical, experimental, manufacturing and/or other information disclosed by the disclosing party to the receiving party pursuant to this Agreement or its extension(s) are considered by the disclosing party as being highly confidential in nature. The receiving party agrees to take all reasonable precaution to prevent disclosure to third parties. The receiving party shall hold in confidence the disclosing party's interest in specific materials and any technical or business information the receiving party may learn, observe or otherwise obtain concerning the disclosing party, or of its subsidiaries, incident to the receiving party's performance under the terms of this Agreement. These restrictions upon disclosure shall cease to apply as to any specific portion of said information which is or becomes available to the public generally, not due to the fault of the receiving party, or upon receipt by the receiving party of the written authorization of the disclosing party to make such disclosure.

20. SECURITY PRECAUTIONS: Both Buyer and Seller agree to take all reasonable security precautions concerning proprietary information, including information gained via site access, related to product transferred hereunder. In particular, both Seller and Buyer shall protect the information of the other, using a standard of care which shall at not time be less than the standard of care such Party uses to protect its own proprietary information of a similar type or value.

21. FULFILLING PRODUCTION REQUIREMENTS: Should Seller fail (due to causes within Seller's control) to meet Buyer's scheduled releases as mutually agreed to by both parties, Seller shall take all reasonable steps, including but not limited to, working extra hours, shifts, or days to fulfill Seller's obligations hereunder. All costs for such effort will be at Seller's expense. Further, Seller may use alternate shipping methods to expedite delivery to Buyer to meet schedules to which both parties agree. In such cases in North America, Seller must receive Buyer's approval prior to the use of any carrier other than those on Buyer's approved carrier list. Additional shipping costs resulting from such expedited deliveries or use of alternate carriers will be at Seller's expense.

22.    INDEMNIFICATION:


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                                               *CONFIDENTIAL TREATMENT REQUESTED

       a. By acceptance of this Agreement and in consideration thereof, Seller agrees that it shall indemnify and hold Buyer, its affiliated companies and their respective officers, directors, agents and employees (the "Indemnified Party(ies)") harmless against [...***...]

       b.  [...***...]

       c. Seller warrants title to the Seller Materials and that such Seller Materials as manufactured and packaged by or for Seller will conform to the raw material specifications as agreed to by the parties. Seller warrants further that Seller Materials will be supplied at agreed-upon manufacturing and quality standards applicable at the time under this Agreement or under a separate agreement between the parties, and will be fit for use in household and laundry cleaning products for which the parties have agreed and the Seller Materials were designed and manufactured.

       d. Seller specifically agrees to indemnify and hold the Indemnified Parties harmless from and against any and all claims, damages (excluding consequential damages except as explicitly detailed herein), suits, judgments, expenses (including reasonable attorneys'
           fees), losses or liability arising out of: (i) the breach of any Seller warranty in this Agreement or any agreement to which it or an affiliated company is party supplying Seller Materials; (ii) the negligent manufacture of any Seller Materials; (iii) injury or alleged injury (including death) to person, property, or environment, when brought by individuals, corporations, government or any other entity or persons not employed by Buyer, nor a party to this Agreement; or (iv) Seller's negligence in the performance of its responsibility hereunder or under any other agreement to which it or an affiliated company is party supplying Seller Materials, including but not limited to, negligence in the handling, processing, marketing or disposal of any such Seller Materials or any part thereof.

       e. By acceptance of this Agreement and in consideration thereof, Buyer agrees that it will indemnify and hold Seller harmless [...***...]

       f. Except to the extent caused by or arising out of the negligent or willful acts of Seller or out of a Seller Material, Buyer specifically agrees to indemnify and hold Seller, its officers, directors, agents and employees (and only those entities or persons) harmless from and against any and all claims, damages (excluding consequential damages except as explicitly detailed below), suits, judgments, expenses (including reasonable attorneys' fees), losses or liability arising out of (i) the breach of any Buyer warranty in this Agreement or any agreement to which it is party supplying Buyer Products; (ii) any alleged defect in any Buyer Product; (iii) injury or alleged injury (including death) to person, property or environment, caused by the negligent or willful acts of Buyer, when brought by individuals, corporations, government or any other entity or persons not employed by Seller, nor a party to this Agreement; or
           (iv) Buyer's negligence in the performance of its responsibility hereunder or under any other agreement to which it is party supplying Buyer Products, including but not limited to, negligence in the handling, processing, marketing or disposal of any such Buyer Products.


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       g.     Notwithstanding any other provision of this Agreement, the aggregate limit of Seller's liability to any P&G company or affiliated company listed in Paragraph 1, "Buyer", above for any consequential, indirect or similar damages under all sections of this Agreement shall not exceed the most current annual revenue paid to Seller under this Agreement by such P&G company or affiliated company (based upon Buyer's most recently closed fiscal year). However if no such annualized revenue number is available because the Buyer and Seller have not operated under this Agreement for such a period, (i.e. the sales occurred prior to the execution of this Agreement), then revenues paid under terms analogous to those contained herein above (i.e., the most current annual revenue paid for the year encompassing the start of this Agreement) shall be the maximum aggregate limit of Seller's liability.

23. PERSONAL INJURY AND PROPERTY DAMAGE LIABILITY IN SELLER OWNED OR CONTROLLED MANUFACTURING OR PROCESSING FACILITIES: Seller assumes sole responsibility for taking all necessary health and safety precautions, including compliance with all applicable local, state, provincial and federal regulations, in Seller's processing material under this Agreement. These precautions shall include, but not be limited to, such things as proper control of ventilation, the wearing of adequate protective clothing, and installation and proper utilization of appropriate environmental control equipment. Seller agrees to indemnify and hold harmless Buyer for all losses, damages and expenses resulting from any claim or action for injury to persons or damage to property or action by any regulatory agency arising out of, or in any way associated with, the design, installation, and/or operation of any formulation, packaging, or support equipment (including equipment owned by Seller, Buyer or third parties), and/or the production, Seller's processing or handling of the material processed hereunder and all raw materials used in the processing including, without limitation, injuries to Seller's employees involved in these operations caused or contributed to by the negligence of those employees or fellow employees. Seller agrees to provide minimum [...***...] of commercial liability insurance in support of this indemnity.

24. SELLER BANKRUPTCY: In the event Seller shall be unable to pay its bills as they become due in the ordinary course, or if a trustee or receiver of any of its property shall be appointed, or if Seller shall make any assignment for the benefit of creditors, or if a petition in bankruptcy shall be filed by or against Seller, or if Seller shall liquidate its business for any reason, Buyer shall have the right to terminate this Agreement immediately without further obligation. Seller will make available for Buyer's removal any such raw materials, finished product, or other of Buyer's property then under Seller's control. Seller further agrees not to encumber such materials, finished product or other property, as through security liens or pledges, in any way. Buyer's right to remove such Material shall have priority over all other claimants.

25. CHANGE IN SELLER OWNERSHIP: In recognition of the confidentiality obligation Seller has assumed hereunder, Seller agrees not to assign or transfer its right and obligations hereunder without the express written consent of the Buyer. If for any reason Seller decides to sell or transfer the manufacturing operation used in the fulfillment of this Agreement, Seller shall provide Buyer with at least ninety (90) days' advance written notice of its intent to transfer or sell such operation and will alternatively: (a) supply to Buyer written agreement to guarantee fulfillment of all obligations of Seller hereunder, or (b) extend to Buyer an option exercisable within ninety (90) days after the date of such notice to sublease the portions of the facility used in performance of this Agreement and to lease any and all equipment for the purpose of conducting the manufacturing operation by or on behalf of Buyer. It is understood that this option does not in any way limit the other rights and obligations of the Parties set forth in this Agreement. If the above obligations of Seller are not met in any transfer of ownership,


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       Buyer reserves the right to reduce or discontinue purchases under this
       Agreement, or terminate this Agreement, without obligation if any company obtains whole or part corporate ownership of Seller.

26. BREACH OF TERMS: In the event Seller breaches any of the material terms of this Agreement or its extension(s), Buyer shall immediately notify Seller and allow Seller a reasonable opportunity to cure said breach not exceeding fifteen (15) days. If said breach is not remedied within such period, as determined by Buyer, Buyer shall then have the right to terminate this Agreement immediately without further obligation to Seller. Seller will make available for Buyer's removal any such raw materials, finished product, or other of Buyer's property then under Seller's control. Seller further agrees not to encumber such materials, finished products, or other property as through security liens or pledges, in any way.

27. ENVIRONMENTAL INDEMNITY: Seller agrees to comply with all applicable federal, state, provincial and/or local environmental laws, ordinances, codes, rules, regulations and permits and to handle all raw materials, off specification product, excess or scrap materials, waste, and finished products in an environmentally safe manner so as to prevent any contamination of the structure, soil or ground water in, on, or adjacent to the Seller's facility or plant at which Seller performs the work which is the subject of this Agreement. Seller agrees to indemnify Buyer, its parent, affiliates, subsidiaries, successors, assigns and their respective directors, officers, shareholders and employees (Indemnities) and save and hold each of them harmless from all liabilities, losses, claims, demands, assessments, fines, costs or expenses (including, without limitation, reasonable attorneys' and consultants' fees and expenses) of every kind, nature or description arising under common law or any applicable environmental law resulting from, arising out of or relating to any conditions or activities at or involving any facility or plant at which Seller performs the work which is the subject of this Agreement.

28. INVOICING: Buyer and Seller agree there are no present discounts for prompt payment. [...***...] If the freight bill is not attached, the Seller must show on the invoice, in addition to the transportation charge, the weight of the shipment, the freight rate charged, the name of the carrier, and attach to the invoice a copy of the bill of lading only. Buyer may withhold payment of Seller's invoice until the date that this condition has been fulfilled and reserves the right to take cash discount from this later date. If Buyer requests that goods be shipped "freight collect", Buyer shall be responsible for transportation charges. On shipments originating in the U.S., the "non-recourse" clause on the bill of lading covering the shipment must be signed, and any overcharges which may accrue will be for Seller's account.

29. FDCA COMPLIANCE: Buyer and Seller presently believe this Agreement does not relate to the purchase of any food, drug, cosmetic or device, or substance, the intended use of which results or may reasonably be expected to result, directly or indirectly, in its becoming a component or otherwise affecting the characteristics of any food, drug, cosmetic or device (including any substance intended for use in producing, manufacturing, packing, processing, preparing, treating, packaging, transporting, or holding any food, drug, cosmetic or device). However, if Seller and Buyer agree upon the use of one of Seller's Material(s) for this type of application, Seller shall guarantee that the thing or things comprising each shipment or other delivery hereafter made by Seller to Buyer, as of the date of such shipment or delivery, is not adulterated or misbranded within the meaning of the U.S. Federal Food, Drug and Cosmetic Act, as amended, or within the meaning of applicable U.S. State laws or Municipal ordinances in which the definitions of adulteration and misbranding are substantially the same as those contained in the U.S. Act, and not an article which may not, under the provisions of Section 404 or 505 of the U.S. Act, be introduced into interstate commerce; is of a suitable grade and complies with all requirements of the Food and Drugs Act of Canada and the Regulations made thereunder, and with the Canadian Federal, Provincial and Municipal laws in that regard; and, that if any such article is a coal-tar color or contains a


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                                               *CONFIDENTIAL TREATMENT REQUESTED

       coal-tar color, that said color was manufactured by Seller, and is from a batch certified in accordance with the applicable regulations promulgated under the U.S. Federal Food, Drug and Cosmetic Act, as amended, and Regulations issued under the Food & Drug Act of Canada, as amended, or that Seller has in its possession a guaranty to the same effect from the manufacturer of said color. Seller agrees to indemnify and save harmless Buyer from any claim or action howsoever arising from Seller's failure to comply with the terms of this paragraph.

30. ACCESS FOR BUYER'S REPRESENTATIVE: Seller will permit Buyer's representatives access to any area of Seller's manufacturing facilities having to do with the fulfillment of this Agreement upon reasonable notice by Buyer, mutually agreed times, and execution of appropriate security precautions. Should security requirements of other customers of Seller create conflict with this right, Buyer shall be so informed and compatible scheduling arranged.

31.    EXPIRATION AND TERMINATION:

       a. At the expiration or termination of this Agreement, Seller shall not be required to supply more than [...***...] requirements of any qualified product defined in Paragraph 3 "Material" and the corresponding Attachment, based on the date of expiration or termination notice. If pursuant to this paragraph, Seller, upon the express written request of Buyer, holds in inventory (including work in process inventory of manufacture estimated [...***...] of inventory) more than the quantity of each qualified product defined in Paragraph 3, "Material" and the corresponding Attachment, corresponding [...***...] at the date of termination or expiration, Buyer will purchase in addition such excess amount [...***...] of requirements.

       b. Regardless of whether this Agreement is in force or terminated, Seller shall be restricted in its use of the FN Products to that set out in Paragraph 3, "Material" and the corresponding Attachment until the expiration of such restrictions as provided in all applicable Agreements between Seller and Buyer.

32. GOVERNING LAW AND LANGUAGE: This Agreement and all dealings between the parties hereunder shall be governed by the State of Ohio, and all applicable Federal laws and the regulations promulgated thereunder that may apply. The parties agree that the United Nations Convention on International Sale of Goods shall have no force or effect on transactions relating to this Agreement. Both parties understand the English language and are fully aware of all terms and conditions contained herein.

33. NORTH AMERICA REGIONAL TERMS AND CONDITIONS: See Attachment 6, "North American Regional Terms and Conditions".

                                               *CONFIDENTIAL TREATMENT REQUESTED

BUYER AND SELLER ACKNOWLEDGE ACCEPTANCE OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, INCLUDING THE ATTACHMENTS LISTED BELOW, EFFECTIVE UPON THEIR AUTHORIZED SIGNATURE BY BUYER AND SELLER BELOW.

         THE  PROCTER  &  GAMBLE
         MANUFACTURING  COMPANY, INC.                                      GENENCOR  INTERNATIONAL,  INC.
--------------------------------------------------------------         ------------------------------------------------------------
                       (BUYER)                                                            (SELLER)

By  /s/ Steve Bishop                                                  By    /s/  Thomas  J. Pekich
    ---------------------------------------------------------               -------------------------------------------------------
                   (Signature)                                                           (Signature)

                  Steve Bishop                                                           Thomas J. Pekich
    ---------------------------------------------------------               ------------------------------------------------------
                   (Name Typed)                                                          (Name Typed)

as     General Manager, NA Fabric Care                                As    Group  Vice  President,   Industrial Chemicals
    ---------------------------------------------------------               ----------------------------------------------------
                             (Title)                                                               (Title)

Date     10/10/01
         --------------------------------------------


                                                                       By    /S/  Philippe Lavielle
                                                                             -------------------------------------------------------
                                                                                                 (Signature)

                                                                                       Philippe Lavielle
                                                                             ------------------------------------------------------
                                                                                                 (Name Typed)

                                                                       as    Vice  President  and  Business  Unit   Manager
                                                                             ----------------------------------------------------
                                                                             Proctor & Gamble
                                                                                                 (Title)

                                                                       Date     10/05/01
                                                                                -------------------------------------------

         PROCTER  &  GAMBLE
         INTERNATIONAL OPERATIONS SA                                   P&G NORTHEAST ASIA PTE, LTD
-----------------------------------------                      --------------------------------------------------------------------
                 (BUYER)                                                               (BUYER)

By  /S/  S. VanStraelen                                                By    /S/  Daniel Rajczak
    ----------------------------------------------------------               ---------------------------------------------------
                         (Signature)                                                           (Signature)

                 S. VanStraelen                                                   Daniel Rajczak
     ---------------------------------------------------------               ---------------------------------------------------
                         (Name Typed)                                                          (Name Typed)

As     Director Purchases                                              General Manager, Northeast Asia Fabric & Home Care
       -------------------------------------------------------         ---------------------------------------------------
                      (Title)                                                               (Title)

Date     17th of October `01                                           Date     Oct. 17, 2001
         -----------------------------------------------------                  ----------------------------------------------------

                                               *CONFIDENTIAL TREATMENT REQUESTED


    THE  PROCTER  &  GAMBLE COMPANY
                      (BUYER)


By  /s/ Steve Bishop
    ----------------------------------------------------------
                         (Signature)

                  Steve Bishop
     ---------------------------------------------------------
                         (Name Typed)

As     General Manager, NA Fabric Care
       -------------------------------------------------------
                             (Title)

Date     10/10/01
         --------------------------------------------

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                                               *CONFIDENTIAL TREATMENT REQUESTED

LIST OF ATTACHMENTS:

       Paragraph
       Attachment          Attachment  Title              Paragraph Reference
       ----------          -----------------------------------------------------
              1            [...***...]                    3, 5, 6, 7, 11, 31
              2            [...***...]                    3, 5, 6, 7, 11, 31
              3            [...***...]                    3, 5, 6, 7, 11, 31
              4            [...***...]                          3
              5            [...***...]                         11
              6            [...***...]                         33

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                                               *CONFIDENTIAL TREATMENT REQUESTED



                                  ATTACHMENT 1
                                   [...***...]


MATERIAL: [...***...]
---------

APPLICATION AREA: [...***...]
-----------------

PERIOD: [...***...]
-------

GEOGRAPHY: [...***...]
----------

QUANTITY: [...***...]
----------


EXCLUSIVITY: [...***...]
-----------

PRICE: [...***...]
-----

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                                  ATTACHMENT 2
                                   [...***...]

MATERIAL: [...***...]
---------

APPLICATION AREA: [...***...]
-----------------

PERIOD: [...***...]
-------

GEOGRAPHY: [...***...]
----------

QUANTITY: [...***...]
----------

EXCLUSIVITY: [...***...]
-----------

PRICE: [...***...]
-----

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                                               *CONFIDENTIAL TREATMENT REQUESTED



                                  ATTACHMENT 3
                                   [...***...]


SECTION I:

MATERIAL: [...***...]
---------

APPLICATION AREA: [...***...]
-----------------

PERIOD: [...***...]
-------

GEOGRAPHY: [...***...]
----------

QUANTITY: [...***...]
----------

EXCLUSIVITY: [...***...]
-----------

PRICE: [...***...]
-----

SECTION II:

[...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED



                                  ATTACHMENT 4

[...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED


                                  ATTACHMENT 5
[...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED




                                  ATTACHMENT 6

                                   [...***...]



1.0    COMPLIANCE  [...***...]

2.0    MINORITY SUPPLIERS  [...***...]